SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant☑
Filed by a Party other than the Registrant☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

The Allied Defense Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

THE ALLIED DEFENSE GROUP, INC.
SUPPLEMENT TO PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 17, 2005

     This supplement to the proxy statement of The Allied Defense Group, Inc. amends and restates the following section of the proxy statement dated May 12, 2005: “Proposal One: Election of Directors.” Information pertaining to J.R. Sculley was mistakenly omitted from the original mailing. The corrected disclosure is as follows:

PROPOSAL ONE: ELECTION OF DIRECTORS

     Seven (7) directors are to be elected to serve until the next annual meeting and until their successors are elected and qualified. The Nominating Committee has recommended to the Board of Directors, and the Board of Directors has nominated for election, the seven (7) existing members of the Board of Directors. The accompanying proxy will be voted for the election of all of the persons named below as nominees unless the stockholder otherwise specifies in the proxy. Each nominee has consented to be named a nominee in this Proxy Statement and to continue to serve as a director if elected. If any of the nominees should become unavailable, the persons named in the proxy or their substitutes shall be entitled to vote for one or more substitutes to be designated by the Board of Directors.

     J. R. Sculley joined the Board of Directors in 1991; Clifford C. Christ joined the Board of Directors in April, 1993; Harry H. Warner joined the Board of Directors in January, 1996; J. H. Binford Peay, III and Ronald H. Griffith joined the Board in April, 2000; Gilbert F. Decker joined the board in June, 2002; and John G. Meyer, Jr. joined the Board of Directors in January, 2003.

     The Board of Directors has determined that a majority of its members are “independent” in accordance with the rules of the AMEX.

     The following information is presented with respect to each nominee, each of whom has indicated approval of his nomination and willingness to serve if elected:

			Principal business occupation
	Year in which first		for past five years and other
Name of Nominee	elected a director	Age	directorships
J. H. Binford Peay, III	2000	65	Superintendent of the Virginia Military Institute since June 2003; Chairman of the Board since January 2001; Chief Executive Officer from January 2001 — June 2003; formerly, Commander in Chief, U.S. Central Command, Vice Chief of Staff of the U.S. Army and a consultant; Also a director of United Defense Industries, Inc. and a Trustee of the National Defense University

John G. Meyer, Jr.[1]	2003	60	Chief Executive Officer since June 2003; President since January 2003; Chief Operating Officer from January 2001 — May 2003; Executive Vice President from January 2001 — January 2003; retired from U.S. Army having served as its most senior Public Affairs Officer

J.R. Sculley	1991	64	Chairman Emeritus since January, 2001; Chairman of the Board, President and Chief Executive Officer from December 1992 — September 1999

[1]	Mr. Meyer has resigned as President and CEO effective immediately following the June 17, 2005 annual shareholder meeting, and has agreed to remain a member of the Board of Directors.

			Principal business occupation
	Year in which first		for past five years and other
Name of Nominee	elected a director	Age	directorships
Clifford C. Christ	1993	57	President and Chief Executive Officer of NavCom Defense Electronics, Inc., a defense electronics company, since 1988

Harry H. Warner	1996	69	President of the George C. Marshall Foundation; formerly a self-employed financial consultant, investor and real estate developer; Also a director of Chesapeake Corporation and Virginia Management Investment Corporation

Ronald H. Griffith	2000	66	Executive Vice President and Chief Operating Officer of MPRI, Inc., a professional services company, since 1998; formerly, Vice Chief of Staff of the U.S. Army

Gilbert F. Decker	2002	67	Consultant to defense and aerospace companies; formerly Executive Vice President of Engineering and Production of Walt Disney Imagineering and an Assistant Secretary of the Army for Research, Development and Acquisitions; Also a director of Alliant
			Techsystems, Inc. and Anteon International Corporation

     The by-laws provide that a stockholder of the Company entitled to vote for the election of directors may nominate persons for election to the Board of Directors by providing written notice to the Secretary of the Company not less than 14 and not more than 50 days prior to the annual meeting. Such notice shall include (i) the name and address of the stockholder and of each person to be nominated, (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate each person specified, (iii) a description of all understandings between the stockholder and each nominee and other person (naming such person) pursuant to which the nomination is to be made by the stockholder, (iv) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors and (v) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

Vote Required

     Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees who receive the largest number of “FOR” votes cast will be elected as directors. Stockholders may not cumulate votes in the election of directors.

     If you wish to change your initial vote based on the information above, please complete, sign and date the enclosed proxy and return it promptly in the self-addressed envelope provided. If you are satisfied with your vote as it stands, you need not vote again.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED ABOVE

If no direction is made, this proxy will be voted FOR Items 1 and 2.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

Please mark your votes as indicated in this example	☒

ITEM 1:	ELECTION OF DIRECTORS			ITEM 2:	APPROVAL OF AMENDMENT OF 2001 EQUITY INCENTIVE PLAN			ITEM 3:	IN THEIR DISCRETION, PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

	Nominees:	FOR	WITHHELD		FOR	AGAINST	ABSTAIN
	01 J.H. Binford Peay, III	☐	☐		☐	☐	☐
02 J.R. Sculley
03 Clifford C. Christ
04 Harry H. Warner
	05 Ronald H. Griffith 06 Gilbert F. Decker 07 John G. Meyer, Jr.							If you plan to attend the Annual Meeting, please mark the WILL ATTEND box.	WILL ATTEND ☐

Withheld for the nominees you list below (Write that nominee’s name in the space provided below.)

Signature	Signature	Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ FOLD AND DETACH HERE ▲

PROXY

THIS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF

THE ALLIED DEFENSE GROUP, INC

     The undersigned hereby appoints J.H. Binford Peay, III and Ronald H. Griffith and each of them proxies, each with full power of substitution, to vote all shares of Common Stock of The Allied Defense Group, Inc. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June 17, 2005, and any adjournment thereof, upon the matters set forth below and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

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Dear Shareholder(s):

Enclosed you will find material relative to the Company’s Annual Meeting of Shareholders. The notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the meeting, as summarized on the attached proxy card.

Whether or not you expect to attend the Annual Meeting, please complete and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States. As a shareholder, please remember that your vote is very important to us. We look forward to hearing from you.

The Allied Defense Group, Inc.